UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2007

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 25, 2007, CoBiz Financial Inc. issued a press release announcing that it’s Chairman and CEO, Steven Bangert, will be presenting at the KBW Community Bank Investor Conference on Tuesday, July 31, 2007 at 9:00 a.m. ET.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The presentation can be accessed over the Internet at
http://www.kbw.com/news/conferenceCommunity.html  live during the presentation or archived starting two hours after the presentation.  A printable version of the slideshow presentation will also be available under the Investor Relations section of the Company’s website at www.cobizfinancial.com.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)   Not applicable

(d)   Exhibits

99.1   Press release issued July 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)

/s/	Lyne Andrich
Lyne Andrich

EVP & CFO
Date: July 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued July 25, 2007.